UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 29, 2013

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction

of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

1800 West Pasewalk Avenue, Suite 200 Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 29, 2013, the Company received a notice from The Nasdaq Listing Qualifications that the staff had determined that for the last 10 consecutive business days, from August 15, 2013 to August 28, 2013, the closing bid price of the Company’s common stock has been at $1.00 per share or greater. The staff advised that the Company has regained compliance with Listing Rule 5450(a)(1) and this matter is now closed.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On August 23, 2013, the Board of Directors of Supertel Hospitality, Inc. (the “Company”) approved an amendment to the Section 1, Article IV of the Company bylaws. The bylaw amendment enables a committee of the Board of Directors of the Company or a senior executive officer of the Company, to the extent authorized by the Board and within limits, if any, specifically prescribed by the Board, to authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, references, and limitations of a class or series of shares. The amendment took effect upon adoption by the Board of Directors of the Company.

A copy of the amended bylaws is attached hereto Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01	Other Events

The Company is filing this Current Report on Form 8-K to update certain items in Supertel’s Annual Report on Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended March 31, 2013 to reflect properties classified as held for sale subsequent to March 31, 2013 as discontinued operations in accordance with FASB Accounting Standards Codification 205-20 Discontinued Operations. Also, certain amounts have been retroactively adjusted herein to reflect the one-for-eight reverse split of the shares of the Company’s common stock effected at 5:00 p.m. Eastern Time on August 14, 2013. These reclassifications and adjustments had no effect on the Company’s reported net income or loss, net income or loss applicable to common shareholders, or funds from operations.

Under requirements of the Securities and Exchange Commission (“SEC”), the classification as discontinued operations required by ASC 205-20 is required for previously issued financial statements for each of the three years presented in the Company’s Form 10-K for the year ended December 31, 2012 and for the three month periods presented in the Company’s Form 10-Q for the quarter ended March 31, 2013, if those financial statements are incorporated by reference in certain subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the classification of the properties as held for sale.

Supertel is updating “Item 6 – Selected Financial Data,” “Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Item 7A – Quantitative and Qualitative Disclosures about Market Risk,” and “Item 8 – Financial Statements and Supplementary Data” of its Form 10-K for the year ended December 31, 2012, and “Item 1 – Financial Statements,” “Item 2 – Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” and “Item 3 – Quantitative and Qualitative Disclosures about Market Risk” of its Form 10-Q for the quarter ended March 31, 2013. All other information contained in the Company’s Form 10-K for the year ended December 31, 2012 and the Form 10-Q for the quarter ended March 31, 2013 has not been updated or modified. For more recent information since the filing of Supertel’s Form 10-K and 10-Q, please see subsequent SEC filings.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Bylaws, as amended

23.1	Consent of KPMG LLP

99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 7A. Quantitative and Qualitative Disclosures about Market Risk
Form 10-K, Item 8. Financial Statements and Supplementary Data

99.2	Form 10-Q, Item 1. Financial Statements
Form 10-Q, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-Q, Item 3. Quantitative and Qualitative Disclosures about Market Risk

101	The following materials from the Company’s Current Report on Form 8-K for the financial statements included therein for the year ended December 31, 2012, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Cash Flows and (iv) Notes to Consolidated Financial Statements and the additional following materials from the Company’s Current Report on Form 8-K for the financial statements included therein for the quarter ended March 31, 2013, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Cash Flows and (iv) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: August 29, 2013	By:	/s/ Corrine L. Scarpello
	Name:	Corrine L. Scarpello
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Bylaws, as amended

23.1	Consent of KPMG LLP

99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 7A. Quantitative and Qualitative Disclosures about Market Risk
Form 10-K, Item 8. Financial Statements and Supplementary Data

99.2	Form 10-Q, Item 1. Financial Statements
Form 10-Q, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-Q, Item 3. Quantitative and Qualitative Disclosures about Market Risk

101	The following materials from the Company’s Current Report on Form 8-K for the financial statements included therein for the year ended December 31, 2012, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Cash Flows and (iv) Notes to Consolidated Financial Statements and the additional following materials from the Company’s Current Report on Form 8-K for the financial statements included therein for the quarter ended March 31, 2013, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Cash Flows and (iv) Notes to Consolidated Financial Statements.